AEARO COMPANY


                     NONQUALIFIED DEFERRED COMPENSATION PLAN


                           (Effective August 5, 1999)



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                              AEARO COMPANY
                  NONQUALIFIED DEFERRED COMPENSATION PLAN

                             TABLE OF CONTENTS

Article   Section                                                           Page

I.        Purpose and Effective Date...........................................1
            1.01         Title.................................................1
            1.02         Purpose...............................................1
            1.03         Effective Date........................................1

II.       Definitions and Construction of the Plan Document....................2
            2.01         Base Pay..............................................2
            2.02         Beneficiary...........................................2
            2.03         Board.................................................2
            2.04         Board Member..........................................2
            2.05         Board Member Fees.....................................2
            2.06         Bonus.................................................2
            2.07         Bookkeeping Account...................................2
            2.08         Change in Control.....................................2
            2.09         Code..................................................2
            2.10         Company...............................................3
            2.11         Deferral Agreement....................................3
            2.12         Deferral Amount.......................................3
            2.13         Deferred Compensation.................................3
            2.14         Election Date.........................................3
            2.15         Executive.............................................3
            2.16         Matching Contributions................................3
            2.17         Operating Board.......................................3
            2.18         Participant...........................................4
            2.19         Plan..................................................4
            2.20         Plan Administrator....................................4
            2.21         Plan Year.............................................4
            2.22         Salary Deferral.......................................4
            2.23         Savings Plan..........................................4
            2.24         Valuation Date........................................4
            2.25         Gender and Number.....................................4
            2.26         Titles................................................4

III.      Eligibility and Participation........................................5
          3.01           Eligibility...........................................5
          3.02           Participation.........................................5

IV.       Annual Deferrals.....................................................6
            4.01         Deferred Amounts......................................6
            4.02         Deferral Agreement....................................6
            4.03         No Deferral Without Agreement.........................7
            4.04         Duration of Deferral Agreement........................7
            4.05         Effect of Election....................................7

V.        Additional Deferrals.................................................8
            5.01         Deferred Compensation.................................8
            5.02         Deferral Agreement....................................8
            5.03         No Deferral Without Agreement.........................8
            5.04         Duration of Deferral Agreement........................8
            5.05         Effect of Election....................................8

VI.       Deferral Account and Crediting.......................................9
          6.01           Bookkeeping Account...................................9
          6.02           Earnings..............................................9

VII.      Distribution........................................................10
            7.01         Amount of Benefits...................................10
            7.02         Method of Payment....................................10
            7.03         Time of Payment......................................10
            7.04         Participant's Death..................................11
            7.05         Form of Payment......................................11

VIII.     Vesting.............................................................12
            8.01         Vesting..............................................12
            8.02         Misconduct...........................................12

IX.       Accelerated Distributions...........................................13
           9.01          Hardship Distribution................................13
           9.02          Elective Accelerated Distribution....................13

X.        Beneficiary.........................................................14
           10.01         Beneficiary Designation..............................14
           10.02         Proper Beneficiary...................................14
           10.03         Minor or Incompetent Beneficiary.....................14

XI.       Administration of the Plan..........................................15
           11.01         Finality of Determination............................15
           11.02         Certificates and Reports.............................15
           11.03         Indemnification and Exculpation......................15
           11.04         Expenses.............................................15

XII.      Claims Procedure....................................................16
           12.01         WrittenClaim.........................................16
           12.02         Denied Claim.........................................16
           12.03         Review Procedure.....................................16
           12.04         Plan Administrator Review............................16

XIII.     Nature of Company's Obligations.....................................17
           13.01         Company's Obligation.................................17
           13.02         Creditor s Status....................................17
           13.03         Change of Control....................................17

XIV.       Miscellaneous......................................................18
           14.01         Written Notice.......................................18
           14.02         Change of Address....................................18
           14.03         Merger, Consolidation or Acquisition.................18
           14.04         Amendment and Termination............................18
           14.05         Employment...........................................18
           14.06         Nontransferability...................................18
           14.07         Legal Fees...........................................19
           14.08         Tax Withholding......................................19
           14.09         Applicable Law.......................................19
           14.10         Remedies.............................................19
           14.11         Beneficial Interest..................................19
           14.12         Construction.........................................19
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                                    ARTICLE I

                           PURPOSE AND EFFECTIVE DATE


1.01 Title This Plan shall be known as the Aearo Company Nonqualified Deferred Compensation Plan (hereinafter referred to as the "Plan").

1.02 Purpose The purpose of the Plan is to permit eligible members of the Operating Board and Board of Directors of the Company to defer current Base Pay and annual Bonus or directors fees, and to provide benefits to such employees who, due to the application of United States Internal Revenue Code Sections 402(g) and 401(a)(17), are precluded from receiving full benefits from the Aearo Company Employees' 401(k) Savings Plan.

1.03 Effective Date The Effective Date of the Plan shall be the date this Plan is adopted by the Board of -------------- Directors and executed.

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                                   ARTICLE II

                DEFINITIONS AND CONSTRUCTION OF THE PLAN DOCUMENT


2.01 Base Pay "Base Pay" shall mean regular salary payable to an Executive, exclusive of any Bonus or special payments and exclusive of reimbursements or other expense allowances, fringe benefits (cash and non-cash), moving expenses and welfare benefits. Base Pay does include any amount deferred under this Plan pursuant to Article IV or Article V, any elective deferral as defined in Section 402(g)(3) of the Code and amounts excludible from an Executive's gross income under Code
          Section 125.

2.02 Beneficiary "Beneficiary" shall mean the natural person or persons, trust or the estate of a Participant designated by the Participant to receive any benefits under this Plan.

2.03      Board "Board" shall mean the Board of Directors of Aearo Company.

2.04 Board Member "Board Member" shall mean any member of the Board who is not an employee of the Company.

2.05      Board   Member  Fees  "Board   Member  Fees"  shall  mean  the  annual
          remuneration paid to a Board Member and any fees paid to a Board Member for attending Board meetings.

2.06 Bonus "Bonus" shall mean the annual bonus paid to an Executive under the Aearo Company Annual Incentive Plan.

2.07 Bookkeeping Account "Bookkeeping Account" shall mean the hypothetical account established as a bookkeeping record for each Participant under this Plan and shall include one (1) or more subaccounts to reflect amounts credited to a Participant under each Deferral Agreement pursuant to the terms of this Plan.

2.08 Change in Control "Change in Control" shall mean, prior to the time the Company has publicly traded common securities, (a) the occurrence of (1) the sale of more than fifty percent (50%) of the voting securities in the Company to a third party (other than Vestar Capital Partners, L.P. ("Vestar") or an affiliate of Vestar or an entity under the control of Vestar); (2) the sale of all or substantially all of the assets of the Company to a third party (other than Vestar or an affiliate of Vestar or an entity under the control of Vestar); or (3) a merger, recapitalization, reorganization or other corporate restructuring (any of the foregoing referred to a "Transaction") and
          (b) following such Transaction, Vestar or an affiliate of Vestar no longer has the authority (by virtue of voting securities ownership or by agreement with other voting securities owners) to elect or to designate the election of members of the Board (or of the governing board of the entity resulting from such Transaction) or the entity controlling the Company (or such resulting entity).

2.09 Code "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.
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2.10      Company "Company" shall mean Aearo Company, a Delaware corporation.

2.11 Deferral Agreement "Deferral Agreement" shall mean the written form which is submitted to the Plan Administrator before the relevant Election Date which indicates whether the Executive wishes to defer a portion of his Base Pay and/or Bonus and indicates the portion of Base Pay and/or Bonus to be deferred. The Deferral Agreement shall also state that the Executive will automatically defer into this Plan any amounts he cannot defer into the Savings Plan due to the application of Code Sections 401(k), 401(m), 402(g), and 401(a)(17). A Deferral Agreement shall also mean the written form which is submitted to the Plan Administrator before the relevant Election Date which indicates whether the Board Member wishes to defer a portion of his Board Member Fees and indicates the portion of Board Member Fees to be deferred. No Deferral Agreement shall be effective until acknowledged, in writing, by the Company.

2.12 Deferred Amount "Deferred Amount" shall mean the portion of a Participant's Base Pay or Bonus and, in the case of a Board Member, Board Member Fees that has been deferred pursuant to the Plan for any Plan Year of part thereof.

2.13 Deferred Compensation "Deferred Compensation" shall mean such amount that is credited to an Executive Bookkeeping Account pursuant to
          Section 5.01 of the Plan.

2.14 Election Date "Election Date" shall mean the date established by this Plan as the date before which an Executive or Board Member must submit a valid Deferral Agreement to the Plan Administrator. The applicable Election Dates are as follows:

               (a) thirty (30) days after adoption of the Plan for Executives and Board Members who are eligible to participate at the time the Plan is adopted;

               (b) thirty (30) days after a newly eligible Executive or Board Member first becomes eligible to participate in the Plan; or

               (c) if (a) or (b) do not apply, September 30 preceding the beginning of a Plan Year or such earlier date as determined by the Plan Administrator.

2.15 Executive "Executive" shall mean any member of the Operating Board of the Company.

2.16      Matching  Contributions   "Matching   Contributions"  shall  mean  the
          contributions made by the Company on behalf of any Participant pursuant to the Savings Plan.

2.17 Operating Board "Operating Board" shall mean the group of senior management employees of the Company as designated by the Board to be the Operating Board.
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2.18      Participant  "Participant"  means an Executive or Board Member who has deferred a portion of his Base Pay or Bonus or, in the case of a Board Member, Board Member Fees pursuant to the terms of this Plan and whose benefits hereunder have not yet been paid in full. Participant shall also mean any Executive who participates in the plan pursuant to
          Section 5.01 of the Plan.

2.19 Plan "Plan" shall mean the Aearo Company Nonqualified Deferred Compensation Plan as described in this instrument and as amended from time to time.

2.20 Plan Administrator "Plan Administrator" shall mean the Compensation Committee of the Board or such person or persons designated by such Committee from time to time.

2.21 Plan Year "Plan Year" shall mean the 12-month period beginning on October 1 of each calendar year; provided, however, that the first Plan Year shall be from date of adoption of this Plan by the Company to September 30, 1999.

2.22 Salary Deferral "Salary Deferral" shall mean the amount elected by an Executive as pre-tax contributions to the Savings Plan

2.23 Savings Plan "Savings Plan" means the Aearo Company Employees' 401(k) Savings Plan, as amended from time to time.

2.24 Valuation Date "Valuation Date" shall mean, for purposes of determining the value of any Participant's Bookkeeping Account, the last day of any Plan Year or such other date or dates as determined by the Plan Administrator.

2.25 Gender and Number Wherever the context so requires, masculine pronouns include the feminine and singular words shall include the plural.

2.26 Titles Titles of the Articles of this Plan are included for ease of reference only and are not to be used for the purpose of construing any portion or provision of this Plan document.

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                                   ARTICLE III

                          ELIGIBILITY AND PARTICIPATION


3.01 Eligibility Any Executive or Board Member is eligible for participation in this Plan; provided, however, that no Executive shall be eligible for participation in this Plan unless he qualifies as a member of a select group of management or as a highly compensated employee of the Company as those terms are defined or interpreted under Title I of the Employee Retirement Security Act of 1974 (ERISA).

3.02 Participation An Executive or Board Member shall become a Participant in the plan upon completion and submission to the Plan Administrator of a duly executed Deferral Agreement. Notwithstanding the above, an Executive may become a Participant in the Plan pursuant to Section
          5.01 of the Plan regardless of whether he executes a Deferral Agreement for any Plan Year in cases where Matching Contributions cannot be made to the Savings Plan due to the application of Code
          Section 401(a)(17).

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                                   ARTICLE IV

                                ANNUAL DEFERRALS

4.01 Deferred Amounts Each Participant in the Plan may have a percentage of his Base Pay or Bonus or, in the case of a Board Member, Board Member Fees, deferred in accordance with the following limits:

                    (a) The amount of Base Pay deferred must be at least ten percent (10%) and not more than fifty percent of (50%) of the Executive's current Base Pay.

                    (b) The amount of Bonus deferred must be at least twenty five percent (25%) and not more than one hundred percent of (100%) of the Executive's Bonus for such Plan Year.

                    (c) The amount of Board Member Fees deferred must be at least twenty five percent (25%) and not more than one hundred percent of (100%) of the Board Member's Fees for such Plan Year.

4.02      Deferral Agreement

                    (a) An eligible Executive or Board Member electing to participate in the Plan must submit his written Deferral Agreement to the Plan Administrator on or before the applicable Election Date. Valid Deferral Agreements entered into under the conditions of Section 2.14(a) or 2.14(b) of the Plan filed by the applicable Election Date shall cause Base Pay, or in the case of a Board Member, Board Member Fees, earned in the remainder of the Plan Year such Deferral Agreement is made to be deferred. Deferral Agreements entered into under the conditions of Section 2.14(c) of the Plan filed by September 30 shall cause Base Pay or in the case of a Board Member, Board Member Fees, to be deferred beginning with Base Pay or Board Member Fees earned on and after October 1 of the next Plan Year. Once a Deferral Agreement has been signed and approved by the Company, the Deferred Amount may not be reduced, except as provided in Article VIII.

                    (b) In the case of Bonuses, the following rules shall apply:

                    (i) In the case of a valid Deferral Agreement entered into under the conditions of Section 2.14(a), the deferral shall relate to bonuses earned in the Plan Year ending September 30, 1999

                    (ii) In the case of valid Deferral Agreements entered into under the conditions of Section 2.14(b), the deferral shall relate to bonuses earned in the Plan Year which includes the Election Date

                    (iii) In the case of a valid Deferral Agreement entered into under the conditions of Section 2.14(c), the deferral shall relate to Bonuses earned in the Plan Year beginning after the Election Date

                    (c) Each Deferral Agreement shall prescribe the date of distribution and form of payment applicable to amounts deferred under that Deferral Agreement. If the Deferral Agreement does not specify a date of distribution, then the date of distribution shall be the earlier of the Executive's termination of employment or death.

4.03 No Deferral Without Agreement A Participant who has not submitted a valid Deferral Agreement to the Plan Administrator before the relevant Election Date may not defer any amounts under this Article IV for the applicable Plan Year.

4.04 Duration of Deferral Agreement Deferral Agreements are irrevocable and remain in effect for the Plan Year for which they apply. A Participant must file a new Deferral Agreement for any subsequent Plan Year. The terms of any Deferral Agreement may, but need not be, similar to the terms of any prior Deferral Agreement.

4.05 Effect of Election An election under this Article IV shall in no way affect any election made by the Executive under Article V.

                                    ARTICLE V

                              ADDITIONAL DEFERRALS

5.01 Deferred Compensation With respect to any Executive in the Savings Plan, a portion of the Executive's compensation shall be deferred which shall be in addition to any deferral that the Executive may have elected to defer pursuant to Article IV. The amount of such additional deferral shall be an amount that is determined by crediting on a monthly basis the amount of Matching Contributions and Salary Deferrals that cannot be made to an Executive's account in the Savings Plan as a result of (a) application to that Executive of Code Sections 401(k), 401(m), 402(g) and 401(a)(17) and (b) the deferral to this Plan. For purposes of this Section 5.02, "compensation" shall have the same meaning as such term is defined in the Savings Plan.

5.02 Deferral Agreement For purposes of this Article V, the amount credited on behalf of any Executive to take into account Salary Deferrals that cannot be made to the Savings Plan because of the limitation under Code Section 402(g) and/or 401(a)(17) must be made pursuant to a Deferral Agreement which conforms with the requirements described in
          Section 4.02 of this Plan. In order to receive credits pursuant to such Deferral Agreement, an Executive shall be required to make the maximum employee pre-tax contribution to the Executive's accounts under the Savings Plan as permitted by the Code and the Savings Plan.

5.03 No Deferral Without Agreement An Executive who has not submitted a valid Deferral Agreement to the Plan Administrator before the relevant Election Date may not defer any amounts under this Article V for the applicable Plan Year.

5.04 Duration of Deferral Agreement Deferral Agreements are irrevocable and remain in effect for the Plan Year for which they apply. An Executive must file a new Deferral Agreement for any subsequent Plan Year. The terms of any Deferral Agreement may, but need not be, similar to the terms of any prior Deferral Agreement.

5.05 Effect of Election An election under this Article V shall in no way affect any election made by the Executive under Article IV

                                   ARTICLE VI

                         DEFERRAL ACCOUNT AND CREDITING

6.01 Bookkeeping Account The Deferred Amount pursuant to a written Deferral Agreement or Deferred Compensation under Section 5.01 of the Plan shall be credited to a separate Bookkeeping Account for each Participant. Deferred Amounts under subsequent written Deferral Agreements by a Participant or Deferred Compensation under Section
          5.01 of the Plan shall be credited to separate subaccounts within the Participant's Bookkeeping Account. Matching Contributions credited under Section 5.021 shall always be credited to a separate subaccount to reflect vesting..

6.02 Earnings On each Valuation Date each Participant's Bookkeeping Account shall be credited with an amount equal to the earnings that would have been realized if the amount in such Participant's Bookkeeping Account at the beginning of the Plan Year, plus fifty percent (50%) of a Participant's Deferred Amounts or Deferred Compensation credited in the Plan Year, less any distributions made in the Plan Year, had earned one hundred twenty percent (120%) of the total return of the Lehman Brothers Long-Term Treasury Bond Index (Index) for the twelve
          (12) month period ending on the Valuation Date. Where a distribution occurs during the Plan Year, the Participant's Bookkeeping Account shall be credited with additional earnings equal to one hundred twenty percent (120%) of the total return of the Index based upon the period from the last Valuation Date to the date of distribution.

                                   ARTICLE VII

                                  DISTRIBUTION

7.01 Amount of Benefits The Company's liability to any Participant hereunder shall be an amount equal to the Participant's Deferred Amounts and vested Deferred Compensation under Section 5.01 of the Plan plus the deemed earnings under Section 6.02 of the Plan, less any payments to the Participant pursuant to this Plan, and such amount shall be the amount credited to each Participant's Bookkeeping Account.

7.02 Method of Payment Payment of benefits attributable to Deferred Amounts or Deferred Compensation under Section 5.01 of the Plan shall be made either (a) in a single lump sum payment or (b) in annual installments over a two (2) to ten (10) year period in accordance with the method of payment elected in the Deferral Agreement for each Plan Year.
          Installment payments may be elected only if they are to be paid at termination of employment. Where there is a voluntary termination of employment, and there exist multiple prior Deferral Agreements with different forms of payment elected, then the most recent Deferral Agreement shall govern the form of payment. In the case of an involuntary termination of employment, the Participant may make a one time irrevocable election within 30 days after termination occurs and before benefits are paid of the method of payment. Where installment payouts are made, the unpaid balance shall be credited with earnings as prescribed in Section 6.02. The second and subsequent annual installments shall equal the then unpaid balance divided by the remaining number of annual installment payments. In all cases, the election as to form of payment shall be made before the applicable Election Date; provided, however, that a Participant may change the method of payment one time per Deferral Agreement as long as the Participant notifies the Plan Administrator of his election to change the method of payment at least six (6) months prior to the date on which payments are otherwise scheduled to commence. In the event an Executive does not elect a method of payment, payment of benefits shall be made in a single lump sum immediately following the Executive's termination of employment with the Company or as soon as reasonably practicable thereafter.

7.03 Time of Payment Payment of benefits attributable to Deferred Amounts or Deferred Compensation under Section 5.01 of the Plan shall commence in accordance with the commencement date elected in the Deferral Agreement for each Plan Year but in no event later than termination of employment. Deferrals must remain in the Plan for at least 2 years before they can be distributed, except in the case of a distribution specified in 9.01. In all cases, the election as to time of payment shall be made before the applicable Election Date; provided, however, that a Participant may again defer the commencement of benefit payments subsequent to the date elected in the Deferral Agreement (second election) one time per Deferral Agreement as long as the Participant notifies the Plan Administrator of his election to defer commencement of benefit payment at least six (6) months prior to the date on which payments are otherwise scheduled to commence, and further provided, that the deferral has lasted at least two (2) years at the time of his second election. In the event an Executive does not elect a commencement date, payment of benefits shall be made in a single lump sum immediately following the Executive's termination of employment with the Company or as soon as reasonably practicable thereafter.

7.04 Participant's Death Notwithstanding Sections 7.02 and 7.03 above, in the event of the Participant's death prior to the complete payment of an amount equal to the sum credited to the Participant's Bookkeeping Account, payment of any remaining amount shall be made to the Participant's Beneficiary as soon as administratively practicable after the Participant's death.

7.05      Form of Payment All payments hereunder shall be made in cash.

                                  ARTICLE VIII

                                     VESTING


8.01 Vesting A Participant is always one hundred percent (100%) vested in his subaccounts representing deferrals of Base Salary, Bonus or Salary Deferrals. Subject to the provisions of Section 8.02 a Participant shall be vested in his Matching Contributions credited under Section
          5.01 when they become vested under the terms of the Savings Plan. Non-vested amounts shall be forfeited and used by the Company in its discretion, when similar amounts are forfeited in the Savings Plan. If the participant reinstates forfeitures in the Savings Plan, those forfeitures will also be reinstated in this Plan.

8.02 Misconduct If the Plan Administrator finds that any Participant engages in conduct detrimental to the best interest of the Company or misconduct involving dishonesty or moral turpitude which results in detriment or financial loss to the Company or in malicious destruction of Company property, or is convicted of a felony committed and arising out of the Participant's employment, the Plan Administrator may direct forfeiture of all of the Participant's subaccount attributable to Matching Contributions credited under Section 5.01.

                                   ARTICLE IX

                            ACCELERATED DISTRIBUTIONS


9.01 Hardship Distribution At the request of a Participant before the Executive's termination of service with the Company or a Board Member's termination of Board membership, the Plan Administrator may, in its sole discretion, accelerate and cause all or part of the value of a Participant's vested Bookkeeping Account to be paid due to financial hardship as defined herein. An accelerated distribution must be limited to only that amount necessary to relieve the financial hardship, plus the after-tax amount needed to pay federal, state or local income taxes reasonably anticipated to result from the payment. In the event the Plan Administrator determines the existence of a financial hardship and decides in its sole and absolute discretion to accelerate payments hereunder, it may in its sole and absolute discretion, reduce or suspend future Deferred Amounts under the Participant's Deferral Agreement in effect during such Plan Year.

          "Financialhardship" shall mean an immediate and heavy financial need of the Participant which cannot be satisfied from other reasonably available resources and which are caused by events that are beyond the control of the Participant.

9.02 Elective Accelerated Distribution A Participant may request an elective accelerated distribution of all or a portion of his vested Bookkeeping Account, prior to the Executive's termination of service with the Company or a Board Member's termination of Board membership. This distribution may be made for any reason or for no reason. Provided however, that any distribution made under this section shall be reduced by an amount of ten percent (10%) of the amount of the distribution requested, with the reduction irrevocably forfeited and used by the Company in its discretion.

                                    ARTICLE X

                                   BENEFICIARY


10.01 Beneficiary Designation A Participant shall designate his Beneficiary to receive benefits under the Plan by completing the appropriate form provided by the Plan Administrator. If more than one (1) Beneficiary is named, the shares and/or percentage of each Beneficiary shall be indicated. A Participant shall have the right to change the Beneficiary by submitting to the Plan Administrator a Beneficiary Designation Form. However, no change of Beneficiary shall be effective until acknowledged, in writing, by the Plan Administrator. A Beneficiary may be a natural person or a trust. If no beneficiary is designated, then payments shall be made to the Participant's estate.

10.02 Proper Beneficiary If the Company has any doubt as to the proper Beneficiary to receive payments hereunder, the Company shall have the right to withhold such payments until the matter is finally adjudicated. However, any payment made by the Company, in good faith and in accordance with this Plan, shall fully discharge the Company and the Plan Administrator from all further obligations with respect to that payment.

10.03 Minoror Incompetent Beneficiary In making any payments to or for the benefit of any minor or an incompetent Beneficiary, the Plan Administrator, in its sole and absolute discretion, may (a) make a distribution to a legal or natural guardian or other relative of a minor or court appointed committee of such incompetent; or (b) make a payment to any adult with whom the minor or incompetent temporarily or permanently resides. The receipt by a guardian, committee, relative or other person shall be a complete discharge to the Company and the Plan Administrator. Neither the Plan Administrator nor the Company shall have any responsibility to see to the proper application of any payments so made.

                                   ARTICLE XI

                           ADMINISTRATION OF THE PLAN

11.01 Finality of Determination Subject to the Plan, the Plan Administrator shall, from time to time, establish rules, forms and procedures for the administration of the Plan. Except as herein otherwise expressly provided, the Plan Administrator shall have full and absolute discretion to (i) construe and interpret the Plan, (ii) decide all questions arising with respect to the Plan, and (iii) determine the amount, manner and time of payment of any benefits to any Participant or Beneficiary. The respective decisions, actions and records of the Plan Administrator shall be conclusive and binding upon the Company and all persons having or claiming to have any right or interest in or under the Plan.

11.02 Certificates and Reports The Plan Administrator and the officers and directors of the Company shall be entitled to rely on all certificates, opinions, and reports made by any duly appointed accountants and consultants, and on all opinions given by any duly appointed legal counsel, which legal counsel may be counsel for the Company.

11.03 Indemnification and Exculpation The Company shall indemnify and hold harmless any person acting on behalf of or pursuant to appointment by the Plan Administrator (hereinafter referred to as "designee") in connection with the administration of the Plan against any and all expenses and liabilities arising out of his administration of the Plan or any action or failure to act by any such designee, except if such action or failure to act constitutes gross negligence or willful misconduct. Expenses against which any such designee shall be indemnified hereunder shall include, without limitation, the amount of any settlement or judgment, costs, counsel fees, and related charges reasonably incurred in connection with a claim asserted, or a proceeding brought or settlement thereof. The foregoing rights of indemnification shall be in addition to any other rights to which any such designee may be entitled as a matter of law.

11.04 Expenses The expenses of administering the Plan shall be borne by the Company.

                                   ARTICLE XII

                                CLAIMS PROCEDURE


12.01 Written Claim Benefits shall be paid in accordance with the provisions of this Plan. The Participant, or a designated Beneficiary or any other person claiming through the Participant, shall make a written request for benefits under this Plan. This written claim shall be mailed or delivered to the Plan Administrator. Such claim shall be reviewed by the Plan Administrator or his delegate.

12.02 Denied Claim If the claim is denied, in full or in part, the Plan Administrator shall provide a written notice within ninety (90) days setting forth the specific reasons for denial and any additional material or information necessary to perfect the claim and an explanation of why such material or information is necessary and appropriate information and explanation of the steps to be taken if a review of the denial is desired.

12.03 Review Procedure If the claim is denied and a review is desired, the Participant (or Beneficiary) shall notify the Plan Administrator, in writing, within sixty (60) days (a claim shall be deemed denied if the Plan Administrator does not take any action within the aforesaid ninety (90) day period) after receipt of the written notice of denial. In requesting a review, the Participant or his Beneficiary may request a review of the Plan document or other pertinent documents with regard to the Plan, may submit any written issues and comments, may request an extension of time for such written submission of issues and comments and may request that a hearing be held, but the decision to hold a hearing shall be within the sole discretion of the Plan Administrator.

12.04 Plan Administrator Review The decision on the review of the denied claim shall be rendered by the Plan Administrator within sixty (60) days after the receipt of the request for review (or within one hundred twenty (120) days if special circumstances exist). The decision shall be written and shall state the specific reasons for the decision including reference to the specific provisions of this Plan on which the decision is based.

                                  ARTICLE XIII

                         NATURE OF COMPANY'S OBLIGATION

13.01 Company's Obligation The Company's payment obligations in connection with Deferred Amounts or Deferred Compensation under this Plan shall be an unfunded and unsecured promise to pay the benefit due in accordance with the Plan and Deferral Agreement. The Company shall not be obligated under any circumstances to set aside assets to discharge its financial obligations under this Plan, except as provided under
          Section 13.03 of the Plan, in which event the Company shall establish an irrevocable trust and contribute assets to such trust for the purpose of satisfying its obligations under the Plan. The Company's payment obligations hereunder shall be discharged and satisfied to the extent proper payments are made from such trust to a Participant or Beneficiary.

13.02 Creditor Status Any assets which the Company may acquire or set aside to help cover its financial liabilities under the Plan are and shall remain general assets of the Company subject to the claims of the creditors of the Company. Neither the Company hereunder nor this Plan gives the Participant or any Beneficiary any ownership interest in any asset of the Company. All rights of ownership in any such assets are, and remain, in the Company.

13.03 Change of Control In the event of a Change in Control, an amount equal to the Participant's Bookkeeping Account at the time of such Change in Control shall be paid to a trustee designated in advance by the Company and such amounts shall be held in an irrevocable trust for the benefit of Participants pursuant to the terms of the Plan and Participants' Deferral Agreements. Such trust shall be irrevocable and shall provide that the trustee shall make payments of benefits in accordance with the Plan and the Deferral Agreements, and shall also provide that no assets of the trust may be used for any purpose other than the payment of benefits. Provided however, that such trust's assets shall be required to be delivered to the Company's trustee in bankruptcy pursuant to the terms of the trust.

                                   ARTICLE XIV

                                  MISCELLANEOUS

14.01 Written Notice Any notice which shall or may be given under this Plan or a Deferral Agreement shall be in writing and shall be mailed by United States mail, postage prepaid. If notice is to be given to the Company, such notice shall be addressed to the Company at:

                  5457 West 79th Street
                  Indianapolis, Indiana 46268
                  Attn.:  Vice-President, Human Resources

          or, if notice is to a Participant, addressed to the last known address shown on the Company's records.

14.02 Change of Address Any party may, from time to time, change the address to which notices shall be mailed by giving written notice of such new address.

14.03 Merger, Consolidation or Acquisition The Plan shall be binding upon the Company, its assigns, and any successor company which shall succeed to substantially all of its assets and business through merger, acquisition or consolidation, and upon a Participant, his Beneficiary, assigns, heirs, executors and administrators.

14.04 Amendment and Termination Except as provided herein, the Company retains the sole and unilateral right to terminate, amend, modify or supplement this Plan, in whole or in part, at any time. This right includes the right to make retroactive amendments. However, in no event shall the Company have the right to amend the Plan in a manner that (i) reduces the amount credited, including earnings, to any Participant's Bookkeeping Account, as of the later of the date the amendment is adopted or effective, or (ii) reduces or eliminates any benefit, right or feature which has accrued under the terms of the Plan with respect to all amounts deferred or credited under the Plan as of the later of the amendment's adoption or effective date.

14.05 Employment This Plan does not provide a contract of employment between the Company and the Participant, and, except as provided in any other contractual arrangement, if any, between a Participant and the Company, the Company reserves the right to terminate the Participant's employment, for any reason, at any time, notwithstanding the existence of this Plan.

14.06 Nontransferability Except insofar as prohibited by applicable law, no sale, transfer, alienation, assignment, pledge, collateralization or attachment of any benefits under this Plan shall be valid or recognized by the Company or the trustee of any related trust. Neither the Participant, his spouse, or designated Beneficiary, shall have any right to hypothecate, mortgage, commute, modify or otherwise encumber in advance of any receipt of the benefits payable hereunder, nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony maintenance, owed by the Participant or his Beneficiary, or be transferable by operation of law in the event of bankruptcy, insolvency or otherwise.

14.07 Legal Fees All reasonable legal fees incurred by any Participant (or former Participant) to successfully enforce his valid rights under this Plan shall be paid by the Company in addition to sums due under this Plan.

14.08 Tax Withholding The Company may withhold from a payment any federal, state or local taxes required by law to be withheld with respect to such payment.

14.09 Applicable Law This Plan shall be governed by the laws of the state of Indiana without respect to principles of conflicts of law.

14.10 Remedies All parties shall have the right to pursue any and all remedies available under law or equity.

14.11 Beneficial Interest This Plan is established solely for the benefit of the Company, its successors and assigns, and the Participants as defined herein. No person other than the Company and each Participant or, if applicable, the Participant's Beneficiary may claim any rights or benefits under this Plan nor may seek to enforce any of the provisions of this Plan.

14.12 Construction The following principles apply to the construction of the Plan.

          (a) Interpretation of Plan The Company has the sole authority and discretion to construe the language of the Plan and to resolve all questions concerning eligibility for benefits, plan administration and interpretation of the plan document.

          (b) Amendment of Qualified Savings Plan If the Savings Plan is amended or terminated, this Plan must be construed in a manner consistent with such amendment or termination.

          (c) Invalidity of Any Provision In the event any provision of the Plan is declared to be invalid, in whole or in part, such provision is null and void. The remaining provisions of the Plan are unaffected and remain in full force and effect. However, the Company, in its discretion may construe the provision in such a manner that it is valid in the jurisdiction where it is declared to be invalid.

          (d) Enforceability of Any Provision A provision of the Plan which is invalid in any jurisdiction remains in effect and is enforceable in all jurisdictions in which the provision is valid.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officer on this _____ day of _______________, 19___, effective as set forth herein.


                                              AEARO COMPANY


                                              By__________________________

ATTEST:


By:  ________________________________


[SEAL]